EXHIBIT 10.1

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                              FOURTH AMENDMENT

                        Dated as of October 16, 2001

                             TO CREDIT AGREEMENT

                                    among

                          CELTICS BASKETBALL, L.P.,
                                as Borrower,

                     BOSTON CELTICS LIMITED PARTNERSHIP
                    BOSTON CELTICS LIMITED PARTNERSHIP II
                         CELTICS LIMITED PARTNERSHIP
                      CELTICS BASKETBALL HOLDINGS, L.P.
                            CELTICS PRIDE, G.P.,
                           as Borrower Affiliates,

                                     and

                       CITIZENS BANK OF MASSACHUSETTS,
                                  as Lender

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                  FOURTH AMENDMENT TO THE CREDIT AGREEMENT

      This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is entered into as of October 16, 2001 by and among CELTICS BASKETBALL, L.P., a Delaware limited partnership (the "Borrower"), CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership ("Celtics Limited Partnership"), BOSTON CELTICS LIMITED PARTNERSHIP II, a Delaware limited partnership ("BCLP"), BOSTON CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership ("BCLP II"), CELTICS BASKETBALL HOLDINGS, L.P., a Delaware limited partnership ("Celtics Basketball Holdings"), CELTICS PRIDE, G.P., a Delaware general partnership (together with Celtics Limited Partnership, BCLP, BCLP II, and Celtics Basketball Holdings, the "Borrower Affiliates"), and Citizens Bank of Massachusetts, a Massachusetts savings bank (the "Lender").

                                  Recitals
                                  --------

      The Borrower, the Borrower Affiliates and the Lender are parties to a Credit Agreement dated as of December 15, 1997 as amended by the First Amendment to the Credit Agreement and Assumption Agreement dated as of June 30, 1998, the Second Amendment dated as of July 30, 1999 and the Third Amendment dated as of May 10, 2001 (as further amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"). The Borrower desires to amend, and each Borrower Affiliate approves such amendment of, the Credit Agreement as set forth in this Fourth Amendment, and the Lender is willing to amend the Credit Agreement on the terms and conditions stated herein. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

      NOW, THEREFORE, the Borrower, each Borrower Affiliate and the Lender hereby agree as follows:

      SECTION 1.  Amendments.

      (a) The definition of "Debt Service" in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "plus $2,500,000 for the reporting period ending March 31, 2002" from clause (b) of such definition.

      (b) Section 2.1(a) of the Credit Agreement is hereby amended by deleting the second sentence thereof and substituting for such sentence the following sentence:

      "The principal amount of the Term Loan will be repaid on September 30, 2006 (the "Term Loan Maturity Date") in the amount of the outstanding principal balance together with all accrued interest and fees payable."

      (c) Section 8.6(c) of the Credit Agreement is hereby amended by deleting clause (D) thereof and substituting therefor the new clause (D), which reads:

      "(D) dividends and other Distributions except for Distributions made during October 2001 that do not exceed, individually or in the aggregate, $10,000,000."

      SECTION 2. Representations and Warranties; No Default. The Borrower hereby confirms to the Lender that the representations and warranties set forth in Article 6 of the Credit Agreement are true and correct as of the date hereof, except with respect to Section 8.6(c) of the Credit Agreement for the period ending September 30, 2001 as specifically disclosed to the Agent prior to the date hereof, in each case as if such representations and warranties were set forth herein in full. Each Borrower Affiliate hereby confirms to the Lender that the representations and warranties made by such Borrower Affiliate set forth in Article 6A of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full. The Borrower and each Borrower Affiliate hereby certifies that no Default or Event of Default has occurred and is continuing other than a Default arising with respect to Section 8.6(c) of the Credit Agreement for the period ending September 30, 2001 as specifically disclosed to the Agent prior to the date hereof.

      SECTION 3. Miscellaneous. The Borrower agrees to pay on demand all the Lender's reasonable expenses in preparing, executing and delivering this Fourth Amendment to the Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Lender's special counsel, Goodwin Procter LLP. This Fourth Amendment to the Credit Agreement shall be a Loan Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                         [Signature Page to Follow]


      IN WITNESS WHEREOF, the Borrower, each Borrower Affiliate and the Lender have caused this Fourth Amendment to the Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                  CELTICS BASKETBALL, L.P.

                                  By:  Boston Celtics Corporation, as
                                        General Partner


                                  By:  /s/ Richard G. Pond
                                       ------------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary


                                  BOSTON CELTICS LIMITED PARTNERSHIP II

                                  By:  Boston Celtics Limited Partnership
                                        II GP, Inc., as General Partner


                                  By:  /s/ Richard G. Pond
                                       ------------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary


                                  BOSTON CELTICS LIMITED PARTNERSHIP

                                  By:  Boston Celtics Limited Partnership
                                        GP, Inc., as General Partner


                                  By:  /s/ Richard G. Pond
                                       ------------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                       Chief Operating Officer, Chief
                                       Financial Officer, Treasurer and
                                       Secretary


                                  CELTICS LIMITED PARTNERSHIP

                                  By:  Boston Celtics Corporation, as
                                        General Partner


                                  By:  /s/ Richard G. Pond
                                       ------------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

                                  CELTICS BASKETBALL HOLDINGS, L.P.

                                  By:  Boston Celtics Corporation, as
                                        General Partner


                                  By:  /s/ Richard G. Pond
                                       ------------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

                                  CELTICS PRIDE, G.P.


                                  By:  Celtics Capital Corporation, as
                                        General Partner


                                  By:  /s/ Richard G. Pond
                                       ------------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary


                                  CITIZENS BANK OF MASSACHUSETTS


                                  By:  /s/ Lori B. Leeth
                                       ------------------------------------
                                       Name:  Lori B. Leeth
                                       Title: Senior Vice President